SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 25, 2001

        AMB FINANCIAL CORPORATION
(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-23182 (Commission File No.)	35-1905382 (I.R.S. Employer Identification Number)

8230 Hohman Avenue, Munster, Indiana (Address of Principle executive offices)		46321-1578 (Zip Code)

Registrant's telephone number, including area code:   (219) 836-5870

        N/A
(Former name or former address, if changed since last report)

Item 5.      Other Events

         On April 25, 2001, AMB Financial Corp. ("AMB") issued the attached press release announcing the payment of a cash dividend.

Item 7.       Financial Statements and Exhibits

           (a)           Exhibits

           99.           Press release, dated April 25, 2001.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

AMB FINANCIAL CORPORATION

Date: April 25, 2001	By: /s/ Clement B. Knapp, Jr. President and Chief Executive Officer (Duly Authorized Representative)
Date: April 25, 2001	By: /s/ Daniel T. Poludniak Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)